THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into effective as of the 1st day of March, 1998 (the "Effective Date"), by and among MATRIX SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "Matrix"), MATRIX SERVICE, INC., an Oklahoma corporation (hereinafter to as "MSI"), MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation (hereinafter referred to as "MIC"), MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation (hereinafter referred to as "MSM"), PETROTANK EQUIPMENT, INC., an Oklahoma corporation (hereinafter referred to as "PEI"), TANK SUPPLY INC., an Oklahoma corporation (hereinafter referred to as "TSI"), SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "SLT"), COLT CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "CCC"), MIDWEST INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "MII"), GEORGIA STEEL ACQUISITION CORPORATION, an Oklahoma corporation (hereinafter referred to as "GSAC"), GEORGIA STEEL FABRICATORS, INC., a Georgia corporation (hereinafter referred to as "GSF"), BROWN STEEL CONTRACTORS, INC., a Georgia corporation (hereinafter referred to as "BSC"), WEST COAST INDUSTRIAL COATINGS, INC., a California corporation (hereinafter referred to as "WCI"), MIDWEST SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "MSC"), HEATH ENGINEERING, LTD., an Ontario corporation (hereinafter referred to as "HEL"), HEATH (TANK MAINTENANCE) ENGINEERING, LTD., a United Kingdom corporation (hereinafter referred to as "HTM"), MAYFLOWER VAPOR SEAL CORPORATION, an Oklahoma corporation (hereinafter referred to as ("MVS"), GENERAL SERVICE CORPORATION, a Delaware corporation (hereinafter referred to as "GSC"), MAINSERVE-ALLENTECH, INC., a Delaware corporation (hereinafter referred to as "MA"), MAINTENANCE SERVICES, INC., a Delaware corporation (hereinafter referred to as "MSERV"), and BANK ONE, OKLAHOMA, N.A., successor in interest to LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION (hereinafter referred to as the "Bank"). Matrix, MSI, MIC, MSM, PEI, TSI, SLT, CCC, MII, GSAC, GSF, BSC, WCI, MSC, HEL, HTM, MVS, GSC, MA and MSERV are hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower."

RECITALS

A. The Bank and the Borrowers are parties to that certain Credit Agreement dated August 30, 1994, as amended by that certain First Amendment to Credit Agreement dated June 19, 1997 (the "First Amendment"), as further amended by that certain Second Amendment to Credit Agreement dated September 15, 1997 (the same as further amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), pursuant to which the Bank has established in favor of the Borrowers, on the terms and conditions set forth therein, (i) a revolving credit facility in the principal amount not to exceed $15,000,000.00, (ii) a term loan facility in the original principal amount not to exceed $5,000,000.00, and
(iii) a term acquisition facility in the original principal amount not to exceed $5,000,000.00.

B. The Borrowers have requested that the Bank: (i) continue the Revolving Credit Facility in the increased principal amount of $20,000,000.00, reduce the rate of interest applicable to outstanding Advances thereunder, and limit the maximum amount of the Bank's obligation to issue Letters of Credit under the Revolving Credit Facility, (ii) rearrange, consolidate, extend and increase the Term Loan Facility and the Acquisition Loan Facility under a single term loan facility, as hereinafter described, (iii) modify the definition of the term "Eligible Accounts," and (iv) modify certain financial covenants regarding minimum tangible net worth and minimum net working capital.

C. The Bank has agreed to the foregoing, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties agree to amend the Credit Agreement, effective as of the date hereof, as follows:

1. TERMS DEFINED IN THE CREDIT AGREEMENT.

A. Definitions Incorporated by Reference. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

B. Definitions Used Only in This Amendment. For purposes of this Amendment only, the following terms have the meanings indicated below:

Replacement Revolving Note. "Replacement Revolving Note" shall mean the promissory note to be executed and delivered by the Borrowers, in substantially the form attached hereto as Exhibit "A-2."

Replacement Term Note. "Replacement Term Note" shall mean the promissory note to be executed and delivered by the Borrowers, in substantially the form attached hereto as Exhibit "B-2."

The parties agree that, from and after the Effective Date, unless the context otherwise requires: (i) all references to the "Revolving Note" and the "Term Note" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Replacement Revolving Note and the Replacement Term Note, respectively, together with any and all renewals, extensions or replacements thereof, amendments or modifications thereto or substitutions therefore, and (ii) the term "Loan Documents" shall include the Replacement Revolving Note and the Replacement Term Note.

C. New Definition. As of the Effective Date, the following definition of the term "Bonded Account" is hereby added to Subsection 1.2 of the Credit
Agreement:

Bonded Account. "Bonded Account" shall mean any Account that is subject to, arises under or earned pursuant to a bonded construction contract, and is thereby subject to a bonded lien.

D. Amended Definitions. The definitions of the following terms appearing in Subsection 1.2 of the Credit Agreement are hereby amended, as of the Effective Date, to read as follows:

Credit Facilities. "Credit Facilities" shall mean, collectively, the Revolving Credit Facility and the Term Loan Facility, and "Credit Facility" shall mean either one of the Credit Facilities.

Eligible Accounts. The definition of the term "Eligible Accounts" is hereby amended by adding the following provision to the end of that definition:

(xiii) The amount by which all Bonded Accounts exceed eighteen percent (18%) of the net Eligible Accounts.

Notes. "Notes" shall mean collectively, the Revolving Note and the Term Note, and "Note" shall mean either one of the Notes.

Revolving Commitment. "Revolving Commitment" shall mean, as of any determination date, the lesser of (i) Twenty Million and No/100 Dollars ($20,000,000.00), and (ii) the Borrowing Base in effect on such determination date.

E. Deleted Definitions. As of the Effective Date, the definitions of the terms "Acquisition Loan Facility" and "Acquisition Note" are hereby deleted from paragraph 1.2 of the Credit Agreement.

2. AMENDMENTS TO THE REVOLVING LOAN FACILITY. The Bank agrees, as of the Effective Date, to increase the maximum aggregate amount available under the Revolving Loan Facility from Fifteen Million and No/100 Dollars ($15,000,000.00) to Twenty Million and No/100 Dollars ($20,000,000.00), and
in that regard has amended the definition of the term "Revolving Commitment". The Bank further agrees to reduce the rate of interest applicable to the unpaid principal amount of all Advances from time to time outstanding under the Revolving Note and limit the maximum amount of the Bank's obligation to issue Letters of Credit under the Revolving Credit Facility. In order to effectuate the reduction in the applicable interest rate, Subsections 2.7.1(a) and 2.7.1(b) of the Credit Agreement, governing interest rates under the Revolving Note, are hereby deleted and replaced in their entirety by the following:

2.7.1(a) Advances included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate minus one and one-quarter percent (1-1/4%).

2.7.1(b) Advances included within each LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus one and one-eighth percent (1-1/8%).

In order to limit the maximum amount of the Bank's obligation to issue Letters of Credit under the Revolving Credit Facility, the following Subsection 2.4.7 is hereby added to the Credit Agreement:

2.4.7 Maximum Amount of Outstanding Letters of Credit. Notwithstanding any provision of this Agreement, the maximum aggregate amount outstanding at any time under all Letters of Credit issued by the Bank hereunder shall not exceed Seven Million Five Hundred Thousand and No/100 Dollars
($7,500,000.00).

3. AMENDMENTS TO TERM LOAN FACILITY. The Bank agrees to rearrange and consolidate the Term Loan Facility and the Acquisition Loan Facility by:
(i) increasing the original principal amount available under the Term Loan Facility from Five Million and No/100 Dollars ($5,000,000.00) to Ten Million and No/100 Dollars ($10,000,000.00), (ii) reducing the rate of interest applicable to the unpaid principal amount from time to time outstanding under the Term Note, (iii) extending the final maturity of the Term Note from August 31, 1999, to February 28, 2003, (iv) consolidating the Advances currently outstanding under the Acquisition Note into the Term Note, and (v) canceling the Acquisition Note and terminating the Acquisition Loan Facility. In order to implement the foregoing, the Loan Agreement is amended from and after the Effective Date as follows:

 A. Modifications to Subsection 2.1.2. Subsection 2.1.2 of the Credit Agreement, describing the Term Loan Facility, is hereby deleted and replaced in its entirety by the following:

2.1.2 Term Loan Facility. The Bank agrees, at the Closing, to continue that term loan facility designated as the "Term Loan Facility," and to increase the maximum aggregate principal amount from Five Million and No/100 Dollars ($5,000,000.00) to Ten Million and No/100 Dollars ($10,000,000.00). As of the Effective Date, the existing indebtedness under the Term Loan Facility shall include all outstanding balances under the Term Loan Facility and the Acquisition Loan Facility, as the same existed immediately prior to the Effective Date, and the remaining availability, if any, under the Term Loan Facility will be available to reduce the outstanding balance under the Revolving Credit Facility. The making of principal payments, including prepayments, on the Term Loan Facility shall not restore the amount available for borrowing.

B. Modifications to Subsection 2.2.2. Subsection 2.2.2 of the Credit Agreement, describing the use of Advances under the Term Loan Facility, is hereby deleted and replaced in its entirety by the following:

2.2.2 Term Loan Facility. Advances under the Term Loan Facility shall be used by the Borrowers to refinance existing indebtedness of the Borrowers as well as to fund general corporate purposes.

C. Modifications to Subsections 2.7.2(d)(i) and 2.7.2(d)(ii). Subsections 2.7.2(d)(i) and 2.7.2(d)(ii) of the Credit Agreement, governing interest rates under the variable rate option of the Term Note, are hereby deleted and replaced in their entirety, respectively, by the following:

2.7.2(d)(i) Advances included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate minus one-half of one percent (1/2 of 1%), adjusted as of the date of each change therein.

2.7.2(d)(ii) Advances included within a LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus one and one-half percent (1-1/2%).

D. Modifications to Subsections 2.9.2(b)(i) and 2.9.2(b)(ii). By prior amendment to the Credit Agreement Subsection 2.9.2(b)(i) should have been deleted to remove the fixed rate repayment option from the Term Note. To correct that omission, Subsection 2.9.2(b)(i) is hereby deleted in its entirety. Subsection 2.9.2(b)(ii) of the Credit Agreement, governing the variable rate repayment option under the Term Note, is hereby deleted, renumbered as Subsection 2.9.2(b) and replaced in its entirety by the following:

2.9.2(b) Repayment. Prior to maturity and on the first Business Day of each month beginning April 1, 1998, the principal amount of the Term Note shall be due and payable in sixty (60) consecutive monthly installments of One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($166,666.67), together with all unpaid interest thereon calculated at the variable rate of interest applicable from time to time under the Term Note.

E. Modifications to Subsection 2.9.2(c). Subsection 2.9.2(c) of the Credit Agreement is hereby modified by deleting the phrase "August 31, 1999" and replacing it with the phrase "February 28, 2003."

F. Modifications to Terminate the Acquisition Loan Facility. The parties mutually agree as of the Effective Date to consolidate the Advances currently outstanding under the Acquisition Note into the Term Note and thereafter to cancel the Acquisition Note and terminate the Acquisition Loan Facility. In order to implement the foregoing, and in addition to the amendments to the Credit Agreement detailed above, the Credit Agreement is further amended from and after the Effective Date as follows:

(i) Paragraph Deletions. The following paragraphs of the Credit Agreement are deleted in their entirety: 2.1.3, 2.2.3, 2.6.4 (errantly referred to as Subsection 2.3.4 in the First Amendment), 2.7.6, 2.8.4 and 2.9.3.

(ii) Reference Deletions. In addition to deleting the above listed paragraphs, all references to the terms "Acquisition Loan Facility" and "Acquisition Note" are deleted from any provision of the Credit Agreement in which they appear, without otherwise modifying or amending such provisions.

4. AMENDMENTS TO FINANCIAL COVENANTS.

A. Modifications to Subsection 7.11.1.  As of the Effective Date,
Subsection 7.11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.11.1 Tangible Net Worth. The Borrowers will not permit their consolidated tangible net worth (determined in accordance with GAAP) to be less than an amount equal to the sum of $42,500,000.00 plus fifty percent (50%) of the Borrowers' cumulative net income after tax (beginning with the fiscal year ending May 31, 1998), exclusive of the Borrowers losses and/or one hundred percent (100%) of the proceeds of any public offering of the stock of any of the Borrowers.

B. Modifications to Subsection 7.11.2.  As of the Effective Date,
Subsection 7.11.2 is hereby modified and amended to delete the dollar amount state as "$18,000,000.00" and replace that dollar amount with the dollar amount stated as "$20,000,000.00."

5. CONDITIONS. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the Effective Date, but subject to the Borrowers satisfaction of each of the following conditions precedent:

A. Amendment and Notes. The Borrowers shall have duly and validly authorized, executed and delivered to the Bank: (i) this Amendment, (ii) the Replacement Revolving Note and (iii) the Replacement Term Note.

B. Resolutions. With respect to each of the Borrowers, the Bank shall have received a true and correct copy of the resolutions adopted by its Board of Directors duly authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Amendment.

C. Other Matters. The Borrowers shall have provided the Bank with such reports, information, financial statements, and other documents as the Bank has reasonably requested to evidence the Borrowers' compliance with the terms and conditions of this Amendment and the Credit Agreement.

D. Legal Matters. All legal matters incident to this Amendment and the Credit Facilities shall be satisfactory to the Bank and its counsel.

E. No Defaults. There shall not have occurred and be continuing any Default or Event of Default.

6. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrowers further represent and warrant to the Bank that:

A. Authority. The Borrowers have all corporate power and authority and have been duly authorized to execute, deliver and perform its obligations under this Amendment and the Credit Agreement.

B. Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment), and each of the Notes are valid and legally binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors rights generally.

C. No Conflicts. The execution, delivery and performance of this Amendment and the Credit Agreement (as amended by this Amendment) by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the Borrowers Certificates of Incorporation, as amended, or Bylaws, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which any of the Borrowers is subject or by which the assets of any of the Borrowers are bound or affected, (b) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any property now or hereafter owned by the Borrowers, pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which any of the Borrowers is a party, other than the obligations of the Borrowers in favor of the Bank created by the Loan Documents, or (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any court or any administrative or governmental body (domestic or foreign), or, to the extent any such consent or other action may be required, it has been validly procured or duly taken.

7.  MISCELLANEOUS.

A. Effect of Amendment. Except as expressly modified and amended by this Amendment, all other terms of the Credit Agreement shall continue in full force and effect in accordance with their original stated terms and are hereby reaffirmed in every respect as of the date hereof. To the extent that the terms of this Amendment are inconsistent with the terms of the Credit Agreement, this Amendment shall control and the Credit Agreement shall be amended, modified or supplemented so as to give full effect to the transactions contemplated by this Amendment.

B. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction or the content of this Amendment.

C. Reimbursement of Expenses. The Borrowers agree to pay all reasonable out-of-pocket expenses, exclusive of attorneys fees, incurred by the Bank in connection with the preparation of this Amendment.

D. Reaffirmation of Security Agreements. By signing below, the Borrowers hereby ratify and reaffirm the Security Agreements and agree that the Security Agreements shall continue in full force and effect in accordance with their terms as security for payment and performance of all Indebtedness arising under or in connection with the Credit Agreement (as amended hereby). All references to the term "Indebtedness" contained in the Credit Agreement, the Security Agreements and other Loan Documents shall hereafter be deemed to include all liabilities, obligations and indebtedness of the Borrowers to the Bank arising out of or relating to this Amendment, and shall also secure any amounts now or hereafter due and payable by Matrix to the Bank under that certain ISDA Master Agreement dated as of February 1, 1998 between Matrix and the Bank, or otherwise.

IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Agreement to be duly executed in multiple counterparts, each of which shall be considered an original, effective the date and year first above written.

MATRIX SERVICE COMPANY,
a Delaware corporation


By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
        _________________________
Title:  Secretary


MATRIX SERVICE, INC.,
an Oklahoma corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
        _________________________
Title:  Secretary


MIDWEST INDUSTRIAL CONTRACTORS, INC.,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MATRIX SERVICE MID-CONTINENT, INC.,
an Oklahoma corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


PETROTANK EQUIPMENT, INC.,
an Oklahoma corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary



TANK SUPPLY, INC.,
an Oklahoma corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


COLT CONSTRUCTION CO., INC.,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MIDWEST INTERNATIONAL, INC.,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


GEORGIA STEEL ACQUISITION CORPORATION,
an Oklahoma corporation


By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


GEORGIA STEEL FABRICATORS, INC.,
a Georgia corporation


By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary



BROWN STEEL CONTRACTORS, INC.,
a Georgia corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary



WEST COAST INDUSTRIAL COATINGS, INC.,
a California corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MIDWEST SERVICE COMPANY,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


HEATH ENGINEERING, LTD.,
an Ontario corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary



HEATH (TANK MAINTENANCE) ENGINEERING, LTD., an United Kingdom corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MAYFLOWER VAPOR SEAL CORPORATION,
an Oklahoma corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


GENERAL SERVICE CORPORATION,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MAINSERVE-ALLENTECH, INC.,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


MAINTENANCE SERVICES, INC.,
a Delaware corporation

By:     /s/ C. William Lee
        _________________________
Name:   C. William Lee
Title:  Secretary


BANK ONE, OKLAHOMA, N.A.


By:     /s/ Mark A. Poole
        ________________________________
Name:   Mark A. Poole
Title:  Senior Vice President

EXHIBITS

Exhibit "A-2" - Form of Replacement Revolving Note

Exhibit "B-2"-  Form of Replacement Term Note